Exhibit 10.7

IN ACCORDANCE WITH ITEM 601 OF REGULATION S-K, CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THE EXHIBIT BECAUSE IT IS BOTH (1) NOT MATERIAL AND (2) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [*] INDICATES THAT INFORMATION HAS BEEN REDACTED.

独家购买权协议

Exclusive Option Agreement

本独家购买权协议（下称“本协议”）由以下各方于2022年1 月28日在中华人民共和国（下称“中国”）深圳市签订：

This Exclusive Option Agreement (this “Agreement”) is executed by and among the following Parties as of January 28, 2022, in Shenzhen, the People’s Republic of China (“China” or the “PRC”):

甲方：	北京阿伽门农科技服务有限公司
地址：	北京市海淀区中关村东路1号院8号楼一层CG05

Party A:	Beijing Agamemnon Technology Service Co., LTD
Address:	CG05, 1st Floor, Building 8, Yard 1, Zhongguancun East Road, Haidian District, Beijing

乙方1：	白湧（中国公民，其身份证号码：[*]）
Party B1:	BAI Yong (a Chinese citizen with Identification No.: [*])

乙方2：	白华烨（中国公民，其身份证号码：[*]）
Party B2:	BAI Huaye (a Chinese citizen with Identification No.: [*])

乙方3：	深圳市贝斯正合投资咨询企业（有限合伙）
地址：	深圳市前海深港合作区前湾一路1号A栋201室(入驻深圳市前海商务秘书有限公司)

Party B3:	Shenzhen Beisi Zhenghe Investment Consulting Enterprise (Limited Partnership)
Address:	(Commerce Secretariat Co., Ltd) Qianhai Complex A201, Qianwan Road 1, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen, P.R.China

乙方4：	深圳市冠之合投资咨询企业（有限合伙）(与乙方1、乙方2、乙方3单称或合称“乙方”)
地址：	深圳市前海深港合作区前湾一路1号A栋201室(入驻深圳市前海商务秘书有限公司)

Party B4:	Shenzhen Guanzhihe Investment Consulting Enterprise (Limited Partnership) (together with Party B1, Party B2, Party B3, collectively or respectively, the “Party B”)
Address:	(Commerce Secretariat Co., Ltd) Qianhai Complex A201, Qianwan Road 1, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen, P.R.China

丙方：	深圳市贝斯曼精密仪器有限公司
地址：	深圳市光明区光明街道东周社区双明大道315号易方大厦8层

Party C:	Shenzhen Bestman Instrument. Co., Ltd.
Address:	8F, Efang Building, No.315 Shuangming Avenue, Dongzhou Community, Guangming Street, Guangming District, Shenzhen

在本协议中，甲方、乙方和丙方以下各称“一方”，合称“各方”。

In this Agreement, each of Party A, Party B and Party C shall be hereinafter referred to as a “Party” individually, and as the “Parties” collectively.

鉴于：

Whereas:

1.	乙方是丙方的股东；在本协议签署日，乙方合计持有丙方100%的股权，代表丙方注册资本人民币壹仟零捌拾伍万柒仟元（RMB10,857,000）。

Party B is the shareholder of Party C and as of the date hereof collectively hold 100% of the equity interests of Party C, representing RMB 10,857,000 in the registered capital of Party C.

现各方协商一致，达成如下协议：

Now therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

1.	股权买卖

Sale and Purchase of Equity Interest

1.1            授予权利

Option Granted

乙方在此不可撤销地、无条件地授予甲方一项专有权（“股权购买权”），允许甲方在中国法律允许的前提下，按照甲方自行决定的行使步骤，并按照本协议第1.3条所述的价格，随时一次或多次从乙方购买或指定一人或多人（“被指定人”）从乙方购买其届时所持有的丙方的全部或部分股权。除甲方和被指定人外，任何其他人均不得享有股权购买权或其他与乙方股权有关的权利。丙方特此同意乙方向甲方授予股权购买权。本款及本协议所规定的“人”指个人、公司、合营企业、合伙、企业、信托或非公司组织。

Party B hereby irrevocably and unconditionally grants Party A an irrevocable and exclusive right to purchase, or designate one or more persons (each, a “Designee”) to purchase the equity interests in Party C then held by Party B once or at multiple times at any time in part or in whole at Party A’s sole and absolute discretion to the extent permitted by Chinese laws and at the price described in Section 1.3 herein (such right being the “Equity Interest Purchase Option”). Except for Party A and the Designee(s), no other person shall be entitled to the Equity Interest Purchase Option or other rights with respect to the equity interests of Party B. Party C hereby agrees to the grant by Party B of the Equity Interest Purchase Option to Party A. The term “person” as used herein shall refer to individuals, corporations, partnerships, partners, enterprises, trusts or non-corporate organizations.

1.2           行使步骤

Steps for Exercise of the Equity Interest Purchase Option

甲方行使其股权购买权以符合中国法律和法规的规定为前提。甲方行使股权购买权时，应向乙方发出书面通知（“股权购买通知”），股权购买通知应载明以下事项：(a)甲方关于行使股权购买权的决定，及被指定人的名称（若有）；(b)甲方或被指定人拟从乙方购买的股权份额（“被购买股权”）；和(c)被购买股权的购买日/转让日。

Subject to the provisions of the laws and regulations of China, Party A may exercise the Equity Interest Purchase Option by issuing a written notice to Party B (the “Equity Interest Purchase Option Notice”), specifying:(a) Party A’s decision to exercise the Equity Interest Purchase Option, and the name of the Designee(s) if any; (b) the portion of equity interests to be purchased by Party A or the Designee from Party B (the “Optioned Interests”); and (c) the date for purchasing the Optioned Interests or the date for the transfer of the Optioned Interests.

1.3           股权买价

Equity Interest Purchase Price

Optioned Interests 被购买股权

甲方行使股权购买权购买乙方持有的全部被购买股权的总价应为10元（或以甲方（或被指定人）与乙方另行签订的股权转让合同中所列的为准，前提是该价格不违反中国法律法规的规定且被甲方认可）（“基准买价”）；甲方行使股权购买权购买乙方在丙方持有的部分被购买股权时，股权买价按照比例计算。如果在甲方行使股权购买权时，中国法律对被购买股权的转让价格有任何强制性规定，导致法律允许的最低价格高于基准买价，则转让价格应以中国法律所允许的该最低价格为准（统称“股权买价”），在此种情况下，乙方应以中国法律允许的方式将其获得的所有高出基准买价部分的金额及时赠予甲方或甲方指定的任何人。

The total price for the purchase by Party A of all Optioned Interests held by Party B upon exercise of the Equity Interest Purchase Option by Party A shall be RMB 10 (or the price as set forth in the equity transfer agreement to be executed between Party A (or the Designee) and Party B separately, provided that such price does not violate PRC laws and regulations and is acceptable to Party A) (the “Base Price”); if Party A exercises the Equity Interest Purchase Option to purchase part of the Optioned Interests held by Party B in Party C, then the purchase price shall be calculated on a pro rata basis. If at the time when Party A exercises the Equity Interest Purchase Option, the PRC laws impose mandatory requirements on the purchase price of such Optioned Interests, such that the minimum price permitted under PRC law exceeds the Base Price, then the purchase price shall be such minimum price permitted by PRC law (collectively, the “Equity Interest Purchase Price”), in which case the Party B shall promptly donate all of the amount exceeding the Base Price received by it to Party A or any other person designated by Party A in the manner permitted by the applicable PRC laws.

1.4           转让被购买股权

Transfer of Optioned Interests

甲方每次行使股权购买权时：

For each exercise of the Equity Interest Purchase Option:

1.4.1	乙方应责成丙方及时召开股东会会议，在该会议上，应通过批准乙方向甲方和/或被指定人转让被购买股权的决议；

Party B shall cause Party C to promptly convene a shareholders’ meeting, at which a resolution shall be adopted approving Party B’s transfer of the Optioned Interests to Party A and/or the Designee(s);

1.4.2	就乙方向甲方和/或被指定人转让被购买股权，乙方应取得丙方其他股东同意该转让并放弃优先购买权的书面声明；

Party B shall obtain written statements from the other shareholders of Party C giving consent to the transfer of the Optioned Interests by Party B to Party A and/or the Designee(s) and waiving any right of first refusal with respect thereto;

1.4.3	乙方应与甲方和/或被指定人（视情况而定）按照本协议及股权购买通知的规定，为每次转让签订股权转让合同；

Party B shall execute an equity interest transfer contract with respect to each transfer with Party A and/or each Designee (whichever is applicable), in accordance with the provisions of this Agreement and the Equity Interest Purchase Option Notice regarding the Optioned Interests;

1.4.4	乙方应在收到股权购买通知后三十（30）日内，与有关方签署所有必要的合同、协议或文件，取得全部所需的政府批准和同意，并完成所有必要登记、备案手续，在不附带任何担保权益的情况下，将被购买股权的有效所有权转移给甲方和/或被指定人并使甲方和/或被指定人成为被购买股权的登记在册所有人。为本款及本协议的目的，“担保权益”包括担保、抵押、第三方权利或权益，任何购股权、收购权、优先购买权、抵销权、所有权扣留或其他担保安排等；但为了明确起见，不包括在本协议、乙方股权质押协议和乙方授权委托书项下产生的任何担保权益；本协议所规定的“乙方股权质押协议”指甲方、乙方和丙方于本协议签署之日签订的股权质押协议及对其的任何修改、修订或重述；本协议所规定的“乙方授权委托书”指乙方于本协议签署之日签署的授权甲方的授权委托书及对其的任何修改、修订或重述。

Party B shall, within thirty (30) days after receipt of the Equity Interest Purchase Option Notice, execute all necessary contracts, agreements or documents with relevant parties, obtain all necessary government approvals and permits, and complete all necessary registrations and filings, so as to transfer valid ownership of the Optioned Interests to Party A and/or the Designee(s), unencumbered by any security interests, and cause Party A and/or the Designee(s) to become the registered owner(s) of the Optioned Interests. For the purpose of this Section and this Agreement, “security interests” shall include securities, mortgages, third party’s rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements, but shall be deemed to exclude any security interest created by this Agreement, Party B's Equity Interest Pledge Agreement and Party B’s Power of Attorney; “Party B’s Equity Interest Pledge Agreement” as used in this Agreement shall refer to the Interest Pledge Agreement executed by and among Party A, Party B and Party C on the date hereof and any modification, amendment and restatement thereto.; “Party B’s Power of Attorney” as used in this Agreement shall refer to the Power of Attorney executed by Party B on the date hereof granting Party A with a power of attorney and any modification, amendment and restatement thereto.

2.	承诺

Covenants

2.1           有关丙方的承诺

Covenants regarding Party C

乙方（作为丙方的股东）和丙方在此承诺：

Party B (as a shareholder of Party C) and Party C hereby covenant as follows:

2.1.1        未经甲方的事先书面同意，不以任何形式补充、更改或修改丙方公司章程文件，增加或减少其注册资本，或以其他方式改变其注册资本结构；

Without the prior written consent of Party A, they shall not in any manner supplement, change or amend the articles of association of Party C, increase or decrease its registered capital, or change its structure of registered capital in other manners;

2.1.2	按照良好的财务和商业标准及惯例，保持其公司的存续，取得和维持丙方从事业务所需的全部政府许可、证照，审慎地及有效地经营其业务和处理事务；

They shall maintain Party C’s corporate existence in accordance with good financial and business standards and practices, obtain and maintain all necessary government licenses and permits by prudently and effectively operating its business and handling its affairs;

2.1.3        未经甲方的事先书面同意，不在本协议签署之日起的任何时间出售、转让、抵押或以其他方式处置丙方的任何重大资产、业务或收入的合法或受益权益，或允许在其上设置任何其他担保权益；

Without the prior written consent of Party A, they shall not at any time following the date hereof, sell, transfer, mortgage or dispose of in any manner any material assets of Party C or legal or beneficial interest in the material business or revenues of Party C, or allow the encumbrance thereon of any security interest;

2.1.4	未经甲方的事先书面同意，不发生、继承、保证或容许存在任何债务，但正常或日常业务过程中产生而不是通过借款方式产生的应付账款除外；

Without the prior written consent of Party A, they shall not incur, inherit, guarantee or suffer the existence of any debt, except for payables incurred in the ordinary course of business other than through loans;

2.1.5	一直在正常业务过程中经营所有业务，以保持丙方的资产价值，不进行任何足以对丙方的经营状况和资产价值产生不利影响的作为/不作为；

They shall always operate all of Party C’s businesses within the ordinary course of business to maintain the asset value of Party C and refrain from any action/omission that may adversely affect Party C’s operating status and asset value;

2.1.6         未经甲方的事先书面同意，不得让丙方签订任何重大合同，但在正常业务过程中签订的合同除外（就本段而言，如果一份合同的总金额超过人民币50万元，即被视为重大合同）；

Without the prior written consent of Party A, they shall not cause Party C to execute any major contract, except the contracts in the ordinary course of business (for the purpose of this subsection, a contract with a price exceeding RMB 500,000 shall be deemed a major contract);

2.1.7	未经甲方的事先书面同意，丙方不得向任何人提供贷款或信贷；

Without the prior written consent of Party A, they shall not cause Party C to provide any person with any loan or credit;

2.1.8	应甲方要求，向其提供所有关于丙方的营运和财务状况的资料；

They shall provide Party A with information on Party C's business operations and financial condition at Party A's request;

2.1.9	如甲方提出要求，丙方应从甲方接受的保险公司处购买和持有有关其资产和业务的保险，该保险的金额和险种应与经营类似业务的公司一致；

If requested by Party A, they shall procure and maintain insurance in respect of Party C's assets and business from an insurance carrier acceptable to Party A, at an amount and type of coverage typical for companies that operate similar businesses;

2.1.10	未经甲方的事先书面同意，丙方不得与任何人合并或联合，或对任何人进行收购或投资；

Without the prior written consent of Party A, they shall not cause or permit Party C to merge, consolidate with, acquire or invest in any person;

2.1.11	将发生的或可能发生的任何与丙方资产、业务、收入或股权有关的诉讼、仲裁或行政程序立即通知甲方；

They shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Party C’s assets, business, revenue or equity interest;

2.1.12	为保持丙方对其全部资产的所有权，签署所有必要或适当的文件，采取所有必要或适当的行动，提出所有必要或适当的控告，并对所有索偿进行必要或适当的抗辩；

To maintain the ownership by Party C of all of its assets, they shall execute all necessary or appropriate documents, take all necessary or appropriate actions, file all necessary or appropriate complaints, and raise necessary or appropriate defenses against all claims;

2.1.13	未经甲方事先书面同意，不得以任何形式派发股息予各股东，但一经甲方要求，丙方应立即将其所有可分配利润全部立即分配给其各股东；

Without the prior written consent of Party A, they shall ensure that Party C shall not in any manner distribute dividends to its shareholders, provided that upon Party A’s written request, Party C shall immediately distribute all distributable profits to its shareholders;

2.1.14	根据甲方的要求，委任由其指定的任何人士出任丙方的董事或执行董事。

At the request of Party A, they shall appoint any person designated by Party A as the director or executive director of Party C.

2.1.15	未经甲方书面同意，不得从事任何与甲方或甲方的关联公司相竞争的业务；

Without Party A’s prior written consent, they shall not engage in any business in competition with Party A or its affiliates; and

2.1.16	除非中国法律强制要求，未经甲方书面同意，丙方不得解散或清算；

Unless otherwise required by PRC law, Party C shall not be dissolved or liquated without prior written consent by Party A;

2.1.17      一旦中国法律允许外商可以在中国控股和/或独资投资乙方所从事的主要业务，并且中国相关主管部门开始审批此项业务，经甲方行使股权购买权，乙方应当立即将其持有丙方的股权转让给甲方或被指定人。

Once PRC laws permits foreign investors to invest in the principal business of Party C in China, with a controlling stake and/or in the form of wholly foreign-owned enterprises, and the competent government authorities of China begin to approve such investments, upon Party’s exercise of the Equity Interest Purchase Option, Party B shall immediately transfer to Party A or the Designee(s) the equity interest in Party C held by Party B.

2.2           乙方的承诺

Covenants of Party B

乙方承诺：

Party B hereby covenants as follows:

2.2.1        未经甲方的事先书面同意，不出售、转让、抵押或以其他方式处置其拥有的丙方的股权的合法或受益权益，或允许在其上设置任何其他担保权益， 但根据乙方股权质押协议、乙方授权委托书和本协议设置的权益除外；

Without the prior written consent of Party A, Party B shall not sell, transfer, mortgage or dispose of in any other manner any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon, except for the interest placed in accordance with Party B’s Equity Interest Pledge Agreement, Party B’s Power of Attorney and this Agreement;

2.2.2        确保丙方股东会和/或董事会（或执行董事）在未经甲方事先书面同意的情况下，不得批准乙方所持有的丙方股权上的任何合法权益或受益权的出售、转让、抵押或以其他方式的处置，也不得批准在其上设置任何其他担保权益，但根据乙方股权质押协议、乙方授权委托书和本协议设置的权益除外；

Without the prior written consent of Party A, Party B shall ensure the shareholders’ meeting and/or the directors (or the executive director) of Party C not to approve any sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, except for the interest placed in accordance with Party B’s Equity Interest Pledge Agreement, Party B’s Power of Attorney and this Agreement;

2.2.3	未经甲方的事先书面同意的情况下，对于丙方与任何人合并或联合，或对任何人进行收购或投资，乙方将促成丙方股东会和/或董事（或执行董事）不予批准；

Without the prior written consent of Party A, Party B shall cause the shareholders’ meeting or the directors (or the executive director) of Party C not to approve the merger or consolidation with any person, or the acquisition of or investment in any person;

2.2.4	将发生的或可能发生的任何关于其所拥有的股权的诉讼、仲裁或行政程序立即通知甲方；

Party B shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the equity interests in Party C held by Party B;

2.2.5	确保丙方股东会或董事（或执行董事）表决赞成本协议规定的被购买股权的转让并应甲方之要求采取其他任何行动；

Party B shall ensure the shareholders’ meeting or the directors (or the executive director) of Party C to vote in favor of the transfer of the Optioned Interests as set forth in this Agreement and to take any and all other actions that may be requested by Party A;

2.2.6	为保持其对股权的所有权，签署所有必要或适当的文件，采取所有必要或适当的行动，提出所有必要或适当的控告，并对所有索偿进行必要或适当的抗辩；

To the extent necessary to maintain Party B's ownership in Party C, Party B shall execute all necessary or appropriate documents, take all necessary or appropriate actions, file all necessary or appropriate complaints, and raise necessary or appropriate defenses against all claims;

2.2.7	应甲方的要求，委任由其指定的任何人士出任丙方的董事或执行董事；

Party B shall appoint any designee of Party A as the director or the executive director of Party C, at the request of Party A;

2.2.8        乙方同意丙方的其他股东（如有）与甲方、丙方签署与本协议、乙方股权质押协议和乙方授权委托书类似的独家购买权协议、股权质押协议和授权委托书，并保证不会采取与该等其他股东签署的任何该等文件相冲突的行为；对于丙方的任何其他股东（如有）根据其各自签署的独家购买权协议向甲方和/或被指定人转让其在丙方的股权，乙方在此放弃其所享有的所有优先购买权（如有）。

Party B gives consent to the execution by each of the other shareholders of Party C (if any) with Party A and Party C of the exclusive option agreement, the equity interest pledge agreement and the power of attorney similar to this Agreement, Party B’s Equity Interest Pledge Agreement and Party B’s Power of Attorney, and undertakes not to take any action in conflict with such documents executed by such other shareholders; with respect to the transfer of equity interest of Party C by any of the other shareholders (if any) of Party C to Party A and/or the Designee(s) pursuant to such shareholder’s exclusive option agreement, Party B hereby waives all of its right of first refusal (if any).

2.2.9	如乙方从丙方获得任何利润分配、股息、分红、或清算所得，乙方应以中国法律允许的方式将该利润、股息、分红、或清算所得及时赠予甲方或甲方指定的任何人；和

If Party received any profit distribution, interest, dividend or proceeds of liquidation from Party C, Party B shall promptly donate all such profit distribution, interest, dividend or proceeds of liquidation to Party A or any other person designated by Party A in the manner permitted by the applicable PRC laws; and

2.2.10     严格遵守本协议及乙方、丙方与甲方共同或分别签订的其他协议的各项规定，切实履行该等协议项下的各项义务，并不进行任何足以影响该等协议的有效性和可执行性的作为/不作为。如果乙方对于本协议项下、乙方股权质押协议下或乙方授权委托书中的股权，还留存有任何权利，除非甲方书面指示，否则乙方仍不得行使该权利。

Party B shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by and among Party B, Party C and Party A, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. To the extent that Party B has any remaining rights with respect to the equity interests subject to this Agreement hereunder or under the Party B’s Equity Interest Pledge Agreement or under the Party B’s Power of Attorney, Party B shall not exercise such rights except in accordance with the written instructions of Party A.

3.	陈述和保证

Representations and Warranties

乙方和丙方特此在本协议签署之日和每一个转让日向甲方共同及分别陈述和保证如下：

Party B and Party C hereby represent and warrant to Party A, jointly and severally, as of the date of this Agreement and each date of the transfer of the Optioned Interests, that:

3.1           其具有全部的权力、能力和授权以签订和交付本协议以及根据本协议为每一次转让被购买股权而由其作为一方签订的任何股权转让合同（各称为“转让合同”），并履行其在本协议和任何转让合同项下的义务。乙方和丙方同意在甲方行使股权购买权时，他们将签署与本协议条款实质一致的转让合同。本协议以及由其作为签署方的各转让合同，一旦签署即构成或将对其构成合法、有效及具有约束力的义务，并可按照其条款对其强制执行；

They have the power, capacity and authority to execute and deliver this Agreement and any equity interest transfer contracts to which they are parties concerning each transfer of the Optioned Interests as described thereunder (each, a “Transfer Contract”), and to perform their obligations under this Agreement and any Transfer Contracts. Party B and Party C agree to enter into Transfer Contracts substantially consistent with the terms of this Agreement upon Party A’s exercise of the Equity Interest Purchase Option. This Agreement and the Transfer Contracts to which they are parties constitute or will constitute their legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof;

3.2	乙方和丙方已经取得第三方和政府部门的同意及批准（若需）以签署，交付和履行本协议；

Party B and Party C have obtained any and all approvals and consents from the competent government authorities and third parties (if required) for the execution, delivery and performance of this Agreement.

3.3          无论是本协议或任何转让合同的签署和交付还是其在本协议或任何转让合同项下的义务的履行均不会：(i)导致违反任何有关的中国法律；(ii)与丙方章程或其他组织文件相抵触；(iii)导致违反其是一方或对其有约束力的任何合同或文件，或构成其是一方或对其有约束力的任何合同或文件项下的违约；(iv)导致违反有关向任何一方颁发的任何许可或批准的授予和（或）继续有效的任何条件；或(v)导致向任何一方颁发的任何许可或批准中止或被撤销或附加条件；

The execution and delivery of this Agreement or any Transfer Contracts and the obligations under this Agreement or any Transfer Contracts shall not: (i) cause any violation of any applicable laws of China; (ii) be inconsistent with the articles of association, bylaws or other organizational documents of Party C; (iii) cause the violation of any contracts or instruments to which they are a party or which are binding on them, or constitute any breach under any contracts or instruments to which they are a party or which are binding on them; (iv) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to either of them; or (v) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to either of them;

3.4	乙方对其在丙方拥有的股权拥有合法和完整的所有权。除乙方股权质押协议和乙方授权委托书外，乙方在上述股权上没有设置任何担保权益或权利负担；

Party B has the legal and complete title to the equity interests held by it in Party C. Except for Party B's Equity Interest Pledge Agreement and Party B’s Power of Attorney, Party B has not placed any security interest or encumbrances on such equity interests;

3.5	丙方是根据中国法律合法设立并有效存续的有限责任公司，丙方对其在业务经营中使用的资产拥有合法和完整的所有权，丙方在上述资产上没有设置任何担保权益；

Party C is a limited liability company duly organized and validly existing under the laws of the PRC. Party C has the legal and complete title to all of the assets used in connection with its business operation, and has not placed any security interest on the aforementioned assets;

3.6	丙方没有任何未偿还债务，除(i)在其正常的业务过程中发生的债务，及(ii)已向甲方披露及经甲方书面同意债务除外；

Party C does not have any outstanding debts, except for (i) debt incurred during the ordinary course of business; and (ii) debts disclosed to Party A for which Party A's written consent has been obtained.

3.7	丙方在重大方面遵守所有中国法律法规的规定；和

Party C has complied with all PRC laws and regulations in material aspects; and

3.8	目前没有悬而未决的或构成威胁的与股权、丙方资产有关的或与丙方有关的诉讼、仲裁或行政程序。

There are no pending or threatened litigation, arbitration or administrative proceedings relating to the equity interests in Party C, assets of Party C or Party C.

4.	有效期

Effective Date and Term

本协议自各方正式签署之日起生效，本协议在乙方持有的丙方全部股权均根据本协议的约定依法转让至甲方和/或其指定的其他人名下后终止。

This Agreement shall become effective upon execution by the Parties, and remain effective until all equity interests held by Party B in Party C have been transferred or assigned to Party A and/or any other person designated by Party A in accordance with this Agreement.

5.	适用法律与争议解决

Governing Law and Resolution of Disputes

5.1           适用法律

Governing Law

本协议的订立、效力、解释、履行、修改和终止以及争议解决均适用中国法律。

The execution, effectiveness, interpretation, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of the PRC.

5.2           争议的解决方法

Methods of Resolution of Disputes

因解释和履行本协议而发生的任何争议，本协议各方应首先通过友好协商的方式加以解决。如果无法通过协商解决，则任何一方均可将有关争议提交给华南国际经济贸易仲裁委员会，由该会按照其届时有效的仲裁规则仲裁解决。仲裁的开庭地点为深圳。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to the interpretation and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute, either Party may submit the relevant dispute to the South China International Economic and Trade Arbitration Commission for arbitration, in accordance with the arbitration rules of such arbitration commission effective at that time. The place of the hearing of the arbitration shall be Shenzhen. The arbitration award shall be final and binding on both Parties.

6.	税款、费用

Taxes and Fees

每一方应承担根据中国法律因准备和签署本协议和各转让合同以及完成本协议和各转让合同拟定的交易而由该方发生的或对其征收的任何和全部的转让和注册的税、花费和费用。

Each Party shall pay any and all transfer and registration taxes, expenses and fees incurred thereby or levied thereon in accordance with the laws of China in connection with the preparation and execution of this Agreement and the Transfer Contracts, as well as the consummation of the transactions contemplated under this Agreement and the Transfer Contracts.

7.	通知

Notices

7.1           本协议项下要求的或与本协议有关的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付、商业快递服务、传真或电子邮件的方式发到该方以下所列地址。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required to be given pursuant to this Agreement or otherwise given in connection with this Agreement shall be delivered personally, or sent by registered mail, prepaid postage, a commercial courier service, facsimile transmission or email to the address of such Party set forth below. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

7.1.1	通知如果是以专人递送发出的，则以在下列地址被接收，或留置于下列地址之日，为有效送达日；

Notices given by personal delivery shall be deemed effectively given on the date of receipt at the address set forth below, or the date on which such notices are placed at the address set forth below;

7.1.2	通知如果是以快递服务、挂号邮寄、或邮资预付发出的，则以在下列地址被接收、拒收或因任何原因被退件之日，为有效送达日；

Notices given by courier service, registered mail or prepaid postage shall be deemed effectively given on the date of receipt, refusal or return for any reason at the address set forth below;

7.1.3        通知如果是以传真发出的，则以向下列传真号码成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。通知如果是以传电子邮件发出的，则在发件一方收到系统信息显示发件成功或在24小时内未收到表明电子邮件未被送达或被退回的系统信息的情况下，以电子邮件成功传送之日为有效送达日。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission to the Fax no. set forth below (as evidenced by an automatically generated confirmation of transmission). Notices given by email shall be deemed effectively given on the date of successful transmission, provided that the sending Party has received a system message indicating successful transmission or has not received a system message within 24 hours indicating failure of delivery or return of email.

7.2	为通知的目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方：	北京阿伽门农科技服务有限公司
Party A:	Beijing Agamemnon Technology Service Co., LTD
地址：	北京市海淀区中关村东路1号院8号楼一层CG05
Address:	CG05, 1st Floor, Building 8, Yard 1, Zhongguancun East Road, Haidian District, Beijing
收件人：	李玉芳
Attn:	Li Yu Fang
电子邮件：
Email:

乙方1：	白湧
Party B1:	BAI Yong
地址：	深圳市光明区光明街道东周社区双明大道315号易方大厦8层
Address:	8F, Efang Building, No.315 Shuangming Avenue, Dongzhou Community, Guangming Street, Guangming District, Shenzhen
电子邮件：
Email:

乙方2：	白华烨
Party B2:	BAI Huaye
地址：	深圳市光明区光明街道东周社区双明大道315号易方大厦8层
Address:	8F, Efang Building, No.315 Shuangming Avenue, Dongzhou Community, Guangming Street, Guangming District, Shenzhen
电子邮件：
Email:

乙方3：	深圳市贝斯正合投资咨询企业（有限合伙）
Party B3:	Shenzhen Beisi Zhenghe Investment Consulting Enterprise (Limited Partnership)
地址：	深圳市前海深港合作区前湾一路1号A栋201室(入驻深圳市前海商务秘书有限公司)Address: (Commerce Secretariat Co., Ltd) Qianhai Complex A201, Qianwan Road 1, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen, P.R.China
收件人：	白湧
Attn:	BAI Yong
电子邮件：
Email:

乙方4：	深圳市冠之合投资咨询企业（有限合伙）
Party B4:	Shenzhen Guanzhihe Investment Consulting Enterprise (Limited Partnership)
地址：	深圳市前海深港合作区前湾一路1号A栋201室(入驻深圳市前海商务秘书有限公司)
Address:	(Commerce Secretariat Co., Ltd) Qianhai Complex A201, Qianwan Road 1, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen, P.R.China
收件人：	白湧
Attn:	BAI Yong
电子邮件：
Email:

丙方：	深圳市贝斯曼精密仪器有限公司
Party C:	Shenzhen Bestman Instrument. Co., Ltd.
地址：	深圳市光明区光明街道东周社区双明大道315号易方大厦8层
Address:	8F, Efang Building, No.315 Shuangming Avenue, Dongzhou Community, Guangming Street, Guangming District, Shenzhen
收件人：	白湧
Attn:	BAI Yong
电子邮件：
Email:

7.3	任何一方可按本条规定的方式随时给其他方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms of this Section.

8.	保密责任

Confidentiality

各方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到其他方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、董事、员工、法律或财务顾问披露之信息，而该股东、董事、员工、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方股东、董事、员工或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。

The Parties acknowledge that the existence and the terms of this Agreement, and any oral or written information exchanged between the Parties in connection with the preparation and performance of this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of other Parties, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels, or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of, or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

9.	进一步保证

Further Warranties

各方同意迅速签署为执行本协议的各项规定和目的而合理需要的或对其有利的文件，以及为执行本协议的各项规定和目的而采取合理需要的或对其有利的进一步行动。

The Parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement.

10.	违约责任

Breach of Agreement

10.1         若乙方或丙方实质性违反本协议项下的任何一项约定，或不履行、不完全履行或迟延履行本协议项下的任何一项义务，即构成乙方或丙方（视情况而定）在本协议下的违约。甲方有权要求乙方或丙方补正或采取补救措施。如在甲方向乙方或丙方发出书面通知并提出补正要求后的十（10）天内（或甲方要求的其他合理期限内）乙方或丙方（视情况而定）仍未补正或采取补救措施，则甲方有权自行决定 (1) 终止本协议，并要求乙方或丙方（视情况而定）给予全部的损害赔偿；或者 (2) 要求强制履行乙方或丙方（视情况而定）在本协议项下的义务，并要求乙方或丙方（视情况而定）给予全部的损害赔偿。本条不妨碍甲方在本协议下任何其他权利.

If Party B or Party C materially breaches any provision under this Agreement, or fails to perform, performs incompletely or delays to perform any obligation under this Agreement, it shall constitute a breach under this Agreement on the part of Party B or Party C (as the case may be). Party A is entitled to require Party B or Party C to rectify or take remedial measures. If within ten (10) days after Party A delivers a written notice to Party B or Party C and requires for rectification (or within any other reasonable period required by Party A), Party B or Party C (as the case may be) fails to rectify or take remedial measures, Party A is entitled to, at its sole discretion, (1) terminate this Agreement and require Party B or Party C (as the case may be) to compensate all the losses; or (2) require specific performance of the obligations of Party B or Party C (as the case may be) under this Agreement and require Party B or Party C (as the case may be) to compensate all the losses. This Section shall not prejudice any other rights of Party A under this Agreement.

10.2	除非法律另有规定，乙方或丙方在任何情况均不得单方面终止或解除本协议。

Party B or Party C shall not terminate this Agreement unilaterally in any event unless otherwise required by the applicable laws.

11.	其他

Miscellaneous

11.1         修订、修改与补充

Amendments, changes and supplements

   对本协议作出的任何修订、修改与补充，必须经每一方以书面方式作出。经过各方签署的有关本协议的修改协议和补充协议是本协议的组成部分，具有与本协议同等的法律效力

Any amendment, change and supplement to this Agreement shall be made in writing by all of the Parties. Any amendment agreement and supplementary agreement duly executed by the Parties hereto with regard to this Agreement shall constitute an integral part of this Agreement, and shall have equal legal validity as this Agreement.

11.2         完整合同

Entire agreement

除了在本协议签署后所作出的书面修订、补充或修改以外，本协议构成本协议各方就本协议标的物所达成的完整合同，取代在此之前就本协议标的物所达成的所有口头或书面的协商、陈述和协议。

Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supersede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

11.3         标题

Headings

本协议的标题仅为方便阅读而设，不应被用来解释、说明或在其他方面影响本协议各项规定的含义。

The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

11.4         可分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are held to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

11.5         继任者

Successors

本协议的条款对各方及各方各自的继任者、继承人（包括继承被购买股权的）和经允许的受让方具有约束力，并对其有效。

The terms of this Agreement shall be binding on the Parties hereto and their respective successors, heirs (including who inherited the Optioned Interests) and permitted assigns, and shall be valid with respect to the Parties and each of their successors, heirs and permitted assigns.

11.6         继续有效

Survival

11.6.1	本协议期满或提前终止前因本协议而发生的或到期的任何义务在本协议期满或提前终止后继续有效。

Any obligations that occurred or that are due in connection with this Agreement before the expiration or early termination of this Agreement shall survive the expiration or early termination thereof.

11.6.2	本协议第5、8、10条和本第11.6条的规定在本协议终止后继续有效。

The provisions of Sections 5, 8, 10 and this Section 11.6 shall survive the termination of this Agreement.

11.7         弃权

Waivers

任何一方可以对本协议的条款和条件作出弃权，但必须经书面作出并经各方签字。一方在某种情况下就其他方的违约所作的弃权不应被视为该方在其他情况下就类似的违约已经对其他方作出弃权。

Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be provided in writing and shall require the signatures of the Parties. No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

11.8         语言

Language

本协议以中文和英文书就，一式六份，各方各持一份。如果中文版本和英文版本之间有任何不一致，以中文版本为准。

This Agreement is written in both Chinese and English language in six copies, each Party having one copy. In case of any conflicts between the Chinese version and the English Version, the Chinese version shall prevail.

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本独家购买权协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement as of the date first above written.

甲方：	北京阿伽门农科技服务有限公司
Party A:	Beijing Agamemnon Technology Service Co., LTD

签字：
By:	/s/ Qing Wang
姓名：	王庆
Name:	WANG Qing
职位：	法定代表人
Title:	Legal Representative

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本独家购买权协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement as of the date first above written.

乙方1：	白湧
Party B1:	BAI Yong
签字：
By:	/s/ BAI Yong

乙方2：	白华烨
Party B2:	BAI Huaye
签字：
By:	/s/ BAI Huaye

乙方3：	深圳市贝斯正合投资咨询企业（有限合伙）
Party B3:	Shenzhen Beisi Zhenghe Investment Consulting Enterprise (Limited Partnership)

签字：
By:	/s/ BAI Yong
姓名：	白湧
Name:	BAI Yong
职位：	执行事务合伙人
Title:	Executive Partner

乙方4：	深圳市冠之合投资咨询企业（有限合伙）
Party B4:	Shenzhen Guanzhihe Investment Consulting Enterprise (Limited Partnership)

签字：
By:	/s/ BAI Yong
姓名：	白湧
Name:	BAI Yong
职位：	执行事务合伙人
Title:	Executive Partner

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本独家购买权协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement as of the date first above written.

丙方：	深圳市贝斯曼精密仪器有限公司
Party C:	Shenzhen Bestman Instrument. Co., Ltd.

签字：
By:	/s/ BAI Yong
姓名：	白湧
Name:	BAI Yong
职位：	法定代表人
Title:	Legal Representative